Exhibit 10.1

CONTRACT NUMBER: 2019-000052G

AMENDMENT TO THE CONTRACT BETWEEN
ADMINISTRACIÓN DE SEGUROS DE SALUD DE PUERTO RICO (ASES)
and
TRIPLE-S SALUD, INC.
to
ADMINISTER THE PROVISION OF PHYSICAL
AND BEHAVIORAL HEALTH SERVICES UNDER THE GOVERNMENT HEALTH PLAN

THIS AMENDMENT TO THE CONTRACT BETWEEN ADMINISTRACIÓN DE SEGUROS DE SALUD DE PUERTO RICO (ASES) AND TRIPLE-S SALUD, INC., FOR THE PROVISION OF PHYSICAL AND BEHAVIORAL HEALTH SERVICES UNDER THE GOVERNMENT HEALTH PLAN (the “Amendment”) is by and between Triple-S Salud, Inc. (“the Contractor”), a managed care organization duly organized and authorized to do business under the laws of the Government of Puerto Rico, with employer identification number 66-0555677 represented by President, Ms. Madeline Hernández Urquiza, of legal age, single, resident of San Juan, Puerto Rico, and the Puerto Rico Health Insurance Administration (Administración de Seguros de Salud de Puerto Rico, hereinafter referred to as “ASES” or “the Administration”), a public corporation of the Commonwealth of Puerto Rico, with employer identification number 66-0500678, represented by its Executive Director, Jorge E. Galva Rodríguez, JD, MHA, of legal age, married and resident of Vega Alta, Puerto Rico.

WHEREAS, the Contractor and ASES executed a Contract for the provision of Physical Health and Behavioral Health Services under the Government Health Plan for the Commonwealth of Puerto Rico, on September 21, 2018, (hereinafter referred to as the “Contract”);

WHEREAS, the Contract provides, pursuant to Article 55, that the Parties may amend such Contract by mutual written consent;

WHEREAS, all provisions of the Contract will remain in full force and effect as described therein, except as otherwise provided in this Amendment.

NOW, THEREFORE, and in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to clarify and/or amend the Contract as follows:

I.	AMENDMENTS

1.	Section 2 shall be amended to add the following terms and its definition:

Sub-capitated: An arrangement that exists when an organization being paid under a capitated system contracts with other providers on a capitated basis, sharing a portion of the original capitated premium. Can be done under Carve Out, with the providers being paid on a PMPM basis.

2.	Section 10.5.1.5 shall be amended and replaced in its entirety as follows:

10.5.1.5.
With the exceptions noted below, the Contractor shall negotiate rates with Providers, and such rates shall be specified in the Provider Contract. Payment arrangements may take any form allowed under Federal law and the laws of Puerto Rico, including Capitation payments, Fee-for-Service payment, and salary, if any, subject to Section 10.6 concerning permitted risk arrangements.

10.5.1.5.1
Claims submitted for professional services that are listed in the current Medicare Part B fee schedule, as established under Section 1848(b) of the Social Security Act, and as applicable to the Puerto Rico locality, shall be reimbursed by the Contractor at not less than 70 percent (70%) of the payment that would apply to such services if they were furnished under Medicare Part B during the applicable fiscal year, disregarding services that are paid through sub-capitated arrangements. Any claims subject to reimbursement in accordance with this Section 10.5.1.5.1 that have been reimbursed at less than 70 percent (70%) of the corresponding rates on the Medicare Part B fee schedule shall be re-adjudicated for payment in compliance with this Section.  The Contractor shall comply with all data collection and reporting requests from ASES, in the manner and frequency set forth by ASES, to validate the Contractor’s compliance with this Section.  ASES reserves the right to apply this section retroactively to January 1, 2020 if approved by CMS, the Puerto Rico Office of the Comptroller, and the Financial Oversight and Management Board for Puerto Rico. Nothing in this Section requires the reduction of fees paid above the 70% of Medicare Part B fee schedule

10.5.1.5.2
Dental services as described in Section 7.6 shall be reimbursed in an amount no less than those amounts specified in Attachment 11-A to this Contract and shall not be subject to the requirements set forth in Section 10.5.1.5.1.

3.	Immediately following Section 10.6.1, a new Section 10.6.2 shall be inserted stating as follows:

10.6.2
The Contractor shall ensure that PMGs subject to a risk sharing arrangement with the Contractor receive an adjustment in budget, considering  the difference between current fee for service reimbursements for which the PMG is at risk and increases in reimbursement amounts necessary to meet new minimum reimbursement thresholds, as established in Section 10.5.1.5.1, unless a new financial arrangement is negotiated between and agreed upon by the Contractor and the PMG.

4.	Immediately following Section 22.1.1.1, a new Section 22.1.1.2 shall be inserted stating as follows:

22.1.1.2
The GHP (Vital) PMPM Payment rates included in Attachment 11 to this Contract, as amended, shall be effective to account for new requirements set forth in Section 10.5.1.5.1. ASES will increase the per member per month (PMPM) capitation rates to MCOs to account for the additional costs incurred by the MCOs with respect to the minimum fee schedule, as of the effective date of the Amendment.  If Section 10.5.1.5.1 is applied retroactively to January 1, 2020, Attachment 11 shall be further amended to the extent necessary to accommodate additional impacts caused by such retroactivity to current PMPM Payment rates.

5.	Attachment 11 of the Contract, as amended, shall be replaced in its entirety by a new Attachment 11 as set forth in Exhibit A to this Amendment. Attachment 11-A remains unchanged.

II.	RATIFICATION

All other terms and provisions of the original Contract, as amended by Contracts Number 2019- 0000--52A, B, C, D, E and F and of any and all documents incorporated by reference therein, not specifically deleted or modified herein shall remain in full force and effect.  The Parties hereby affirm their respective undertakings and representations as set forth therein, as of the date thereof.  Capitalized terms used in this Amendment, if any, shall have the same meaning assigned to such terms in the Contract.

III.	EFFECT; CMS APPROVAL

The Parties agree and acknowledge that this Amendment, including any attachments, is subject to approval by the United States Department of Health and Human Services Centers for Medicare and Medicaid Services (“CMS”) and the Financial Oversight and Management Board for Puerto Rico (“FOMB”), and that ASES shall submit this Amendment for CMS and FOMB approval.

Following CMS and FOMB approval of the updated PMPM Payment rates (“Updated PMPM Payment Rates”) attached hereto as Exhibit A, which the Parties acknowledge and agree may occur after the Amendment Effective Date, as defined in Section IV of this Amendment below, such Updated PMPM Payment Rates shall be applied as of either the Amendment Effective Date, or January 1, 2020, if this date is so approved by CMS, the Comptroller and FOMB, provided that,

(1)
Notwithstanding the foregoing, because Updated PMPM Payment Rates are subject to CMS and FOMB approval, ASES shall continue to pay Contractor at the PMPM Payment Rates that existed prior to the Amendment Effective Date until such time as the Updated PMPM Payment Rates have been approved by CMS and FOMB;

(2)
Within thirty (30) calendar days following CMS and FOMB approval of Updated PMPM Payment Rates, the parties shall begin to reconcile any difference in (i) PMPM Payments made by ASES to Contractor after the Amendment Effective Date or January 1, 2020, as applicable, and (ii) Updated PMPM Payment Rates.

(3)
The Contractor’s obligation as contemplated in Section 10.6.2 shall be effective after (i) approval from CMS and FOMB is granted; (ii) the parties reconcile any difference in PMPM as of the Amendment Effective Date; and (iii) the reconciled increase in PMPM capitation rates are paid to the Contractor.

IV.	AMENDMENT EFFECTIVE DATE

Contingent upon approval of CMS and FOMB, this Amendment shall become effective as of the date of its signature (the “Amendment Effective Date”) and remains in effect throughout the term of the Contract.

V.	ENTIRE AGREEMENT

This Amendment constitutes the entire understanding and agreement of the Parties with regards to the subject matter hereof, and the parties by their execution and delivery of this Second Amendment to the Contract hereby ratify all of the terms and conditions of the Contract, as amended by Contract Number 2019-000052A, Contract Number 2019-000052B, Contract Number 2019-000052C, Contract Number 2019-000052D, Contract Number 2019-000052E, Contract Number 2019-000052F, and as supplemented by this Agreement.

The Parties agree that ASES will be responsible for the submission and registration of this Amendments in the Office of the Comptroller General of the Commonwealth, as required under law and applicable regulations.

ACKNOWLEDGED BY THE PARTIES by their duly authorized representatives on this 1st day of May 2020.

ADMINISTRACIÓN DE SEGUROS DE SALUD DE PUERTO RICO (ASES)

/s/ Jorge E. Galva Rodríguez	5/1/2020
Jorge E, Galva Rodríguez, JD, MHA	Date
EIN: 66-0500678

TRIPLE-S SALUD, INC.

/s/ Madeline Hernández Urquiza	5/1/2020
Madeline Hernández Urquiza	Date
EIN: 66-0555677

Account No.: 256-5325 to 5330

Administracion de Seguros de Salud May 1, 2020 to June 30, 2020 PSG (Vital) PMPM Premium Rates
Rate Cell	PMPM Premium Rate
Medicaid Pulmonary	$229.84
Medicaid Diabetes or Low Cardio	$364.98
Medicaid High Cardio	$793.47
Medicaid Renal	$1,616.11
Medicaid Cancer	$1,921.36
Medicaid Male 45+	$135.06
Medicaid Male 19-44	$97.06
Medicaid Male 14-18	$82.79
Medicaid Female 45+	$178.62
Medicaid Female 19-44	$128.15
Medicaid Female 14-18	$96.70
Medicaid Age 7-13	$84.79
Medicaid Age 1-6	$96.67
Medicaid Under 1	$258.32
Commonwealth Pulmonary	$161.42
Commonwealth Diabetes or Low Cardio	$198.81
Commonwealth High Cardio	$434.65
Commonwealth Renal	$663.54
Commonwealth Cancer	$1,408.29
Commonwealth Male 45+	$77.36
Commonwealth Male 19-44	$54.52
Commonwealth Male 14-18	$50.87
Commonwealth Female 45+	$108.29
Commonwealth Female 19-44	$92.38
Commonwealth Female 14-18	$62.60
Commonwealth Age 7-13	$67.54
Commonwealth Age 1-6	$81.48
Commonwealth Under 1	$275.77
CHIP Pulmonary	$205.45
CHIP Diabetes	$553.29
CHIP Age 7-13	$76.17
CHIP Age 14+	$70.28
CHIP Age 1-6	$100.67
CHIP Under 1	$269.43
Dual Eligible Part A and B	$829.44
Dual Eligible Part A Only	$353.51
Maternity Delivery Kick Payment	$4,907.38